Exhibit 99.1
FTD GROUP, INC.
SEGMENT INFORMATION
(Unaudited)

	Three Months Ended September 30, 2006
	As previously reported			As revised
(in thousands)	Gross Segment	Eliminations	Consolidated	Gross Segment	Eliminations	Consolidated
Revenues:
Consumer segment	$50,868	$(3,475)	$47,393	$49,642	$(2,249)	$47,393
Florist segment	43,881	(60)	43,821	43,912	(91)	43,821
International segment	17,524	33	17,557	17,524	33	17,557

Total	112,273	(3,502)	108,771	111,078	(2,307)	108,771

Cost of Products Sold and Services Provided:
Consumer segment	33,905	(458)	33,447	33,538	(91)	33,447
Florist segment	15,291	(827)	14,464	14,464	—	14,464
International segment	12,012	(16)	11,996	12,012	(16)	11,996
Corporate	516	—	516	516	—	516

	61,724	(1,301)	60,423	60,530	(107)	60,423

Gross Profit:
Consumer segment	16,963	(3,017)	13,946	16,104	(2,158)	13,946
Florist segment	28,590	767	29,357	29,448	(91)	29,357
International segment	5,512	49	5,561	5,512	49	5,561
Corporate	(516)	—	(516)	(516)	—	(516)

Total	50,549	(2,201)	48,348	50,548	(2,200)	48,348

Advertising and Selling:
Consumer segment	4,886	—	4,886	4,886	—	4,886
Florist segment	12,724	(2,249)	10,475	12,724	(2,249)	10,475
International segment	1,246	(43)	1,203	1,246	(43)	1,203

Total	18,856	(2,292)	16,564	18,856	(2,292)	16,564

General and Administrative
Consumer segment	4,940	(462)	4,478	4,478	—	4,478
Florist segment	2,265	—	2,265	2,265	—	2,265
International segment	3,023	136	3,159	3,023	136	3,159
Corporate	6,046	462	6,508	6,508	—	6,508

Total	16,274	136	16,410	16,274	136	16,410

Operating Income (Loss) before Corporate Allocations:
Consumer segment	7,137	(2,555)	4,582	6,740	(2,158)	4,582
Florist segment	13,601	3,016	16,617	14,459	2,158	16,617
International segment	1,243	(44)	1,199	1,243	(44)	1,199
Corporate	(6,562)	(462)	(7,024)	(7,024)	—	(7,024)

Total	15,419	(45)	15,374	15,418	(44)	15,374

Corporate Allocations:
Consumer segment	817	—	817	817	—	817
Florist segment	2,392	—	2,392	2,392	—	2,392
International segment	—	—	—	—	—	—
Corporate	(3,209)	—	(3,209)	(3,209)	—	(3,209)

Total	—	—	—	—	—	—

Operating Income (Loss):
Consumer segment	6,320	(2,555)	3,765	5,923	(2,158)	3,765
Florist segment	11,209	3,016	14,225	12,067	2,158	14,225
International segment	1,243	(44)	1,199	1,243	(44)	1,199
Corporate	(3,353)	(462)	(3,815)	(3,815)	—	(3,815)

Total	$15,419	$(45)	$15,374	$15,418	$(44)	$15,374

Depreciation and Amortization:
Consumer segment	$940	$—	$940	$940	$—	$940
Florist segment	834	—	834	834	—	834
International segment	576	—	576	576	—	576
Corporate	966	—	966	966	—	966

Total	$3,316	$—	$3,316	$3,316	$—	$3,316

FTD GROUP, INC.
SEGMENT INFORMATION
(Unaudited)

	Three Months Ended December 31, 2006
	As previously reported			As revised
(in thousands)	Gross Segment	Eliminations	Consolidated	Gross Segment	Eliminations	Consolidated
Revenues:
Consumer segment	$73,941	$(4,466)	$69,475	$72,551	$(3,076)	$69,475
Florist segment	44,702	(124)	44,578	44,701	(123)	44,578
International segment	37,422	65	37,487	37,422	65	37,487

Total	156,065	(4,525)	151,540	154,674	(3,134)	151,540

Cost of Products Sold and Services Provided:
Consumer segment	50,709	(669)	50,040	50,163	(123)	50,040
Florist segment	13,908	(844)	13,064	13,064	—	13,064
International segment	25,740	(24)	25,716	25,740	(24)	25,716
Corporate	498	—	498	498	—	498

	90,855	(1,537)	89,318	89,465	(147)	89,318

Gross Profit:
Consumer segment	23,232	(3,797)	19,435	22,388	(2,953)	19,435
Florist segment	30,794	720	31,514	31,637	(123)	31,514
International segment	11,682	89	11,771	11,682	89	11,771
Corporate	(498)	—	(498)	(498)	—	(498)

Total	65,210	(2,988)	62,222	65,209	(2,987)	62,222

Advertising and Selling:
Consumer segment	8,855	—	8,855	8,855	—	8,855
Florist segment	15,850	(3,076)	12,774	15,850	(3,076)	12,774
International segment	3,296	(70)	3,226	3,296	(70)	3,226

Total	28,001	(3,146)	24,855	28,001	(3,146)	24,855

General and Administrative
Consumer segment	6,439	(692)	5,747	5,747	—	5,747
Florist segment	2,031	—	2,031	2,031	—	2,031
International segment	5,722	121	5,843	5,722	121	5,843
Corporate	6,041	692	6,733	6,733	—	6,733

Total	20,233	121	20,354	20,233	121	20,354

Operating Income (Loss) before Corporate Allocations:
Consumer segment	7,938	(3,105)	4,833	7,786	(2,953)	4,833
Florist segment	12,913	3,796	16,709	13,756	2,953	16,709
International segment	2,664	38	2,702	2,664	38	2,702
Corporate	(6,539)	(692)	(7,231)	(7,231)	—	(7,231)

Total	16,976	37	17,013	16,975	38	17,013

Corporate Allocations:
Consumer segment	1,053	—	1,053	1,053	—	1,053
Florist segment	2,331	—	2,331	2,331	—	2,331
International segment	—	—	—	—	—	—
Corporate	(3,384)	—	(3,384)	(3,384)	—	(3,384)

Total	—	—	—	—	—	—

Operating Income (Loss):
Consumer segment	6,885	(3,105)	3,780	6,733	(2,953)	3,780
Florist segment	10,582	3,796	14,378	11,425	2,953	14,378
International segment	2,664	38	2,702	2,664	38	2,702
Corporate	(3,155)	(692)	(3,847)	(3,847)	—	(3,847)

Total	$16,976	$37	$17,013	$16,975	$38	$17,013

Depreciation and Amortization:
Consumer segment	$993	$—	$993	$993	$—	$993
Florist segment	797	—	797	797	—	797
International segment	1,129	—	1,129	1,129	—	1,129
Corporate	966	—	966	966	—	966

Total	$3,885	$—	$3,885	$3,885	$—	$3,885

FTD GROUP, INC.
SEGMENT INFORMATION
(Unaudited)

	Three Months Ended March 31, 2007
	As previously reported			As revised
(in thousands)	Gross Segment	Eliminations	Consolidated	Gross Segment	Eliminations	Consolidated
Revenues:
Consumer segment	$84,642	$(4,426)	$80,216	$83,244	$(3,028)	$80,216
Florist segment	49,290	(167)	49,123	49,221	(98)	49,123
International segment	53,476	84	53,560	53,476	84	53,560

Total	187,408	(4,509)	182,899	185,941	(3,042)	182,899

Cost of Products Sold and Services Provided:
Consumer segment	57,721	(741)	56,980	57,078	(98)	56,980
Florist segment	17,465	(826)	16,639	16,639	—	16,639
International segment	37,528	(37)	37,491	37,528	(37)	37,491
Corporate	493	—	493	493	—	493

Total	113,207	(1,604)	111,603	111,738	(135)	111,603

Gross Profit:
Consumer segment	26,921	(3,685)	23,236	26,166	(2,930)	23,236
Florist segment	31,825	659	32,484	32,582	(98)	32,484
International segment	15,948	121	16,069	15,948	121	16,069
Corporate	(493)	—	(493)	(493)	—	(493)

Total	74,201	(2,905)	71,296	74,203	(2,907)	71,296

Advertising and Selling:
Consumer segment	11,346	—	11,346	11,346	—	11,346
Florist segment	14,821	(3,028)	11,793	14,821	(3,028)	11,793
International segment	4,292	(83)	4,209	4,292	(83)	4,209

Total	30,459	(3,111)	27,348	30,459	(3,111)	27,348

General and Administrative
Consumer segment	7,311	(786)	6,525	6,525	—	6,525
Florist segment	2,052	—	2,052	2,052	—	2,052
International segment	6,486	61	6,547	6,486	61	6,547
Corporate	5,588	786	6,374	6,374	—	6,374

Total	21,437	61	21,498	21,437	61	21,498

Operating Income (Loss) before Corporate Allocations:
Consumer segment	8,264	(2,899)	5,365	8,295	(2,930)	5,365
Florist segment	14,952	3,687	18,639	15,709	2,930	18,639
International segment	5,170	143	5,313	5,170	143	5,313
Corporate	(6,081)	(786)	(6,867)	(6,867)	—	(6,867)

Total	22,305	145	22,450	22,307	143	22,450

Corporate Allocations:
Consumer segment	1,151	—	1,151	1,151	—	1,151
Florist segment	2,284	—	2,284	2,284	—	2,284
International segment	—	—	—	—	—	—
Corporate	(3,435)	—	(3,435)	(3,435)	—	(3,435)

Total	—	—	—	—	—	—

Operating Income (Loss):
Consumer segment	7,113	(2,899)	4,214	7,144	(2,930)	4,214
Florist segment	12,668	3,687	16,355	13,425	2,930	16,355
International segment	5,170	143	5,313	5,170	143	5,313
Corporate	(2,646)	(786)	(3,432)	(3,432)	—	(3,432)

Total	$22,305	$145	$22,450	$22,307	$143	$22,450

Depreciation and Amortization:
Consumer segment	$950	$—	$950	$950	$—	$950
Florist segment	799	—	799	799	—	799
International segment	1,078	—	1,078	1,078	—	1,078
Corporate	862	—	862	862	—	862

Total	$3,689	$—	$3,689	$3,689	$—	$3,689

FTD GROUP, INC.
SEGMENT INFORMATION
(Unaudited)

	Three Months Ended June 30, 2007
	As previously reported			As revised
(in thousands)	Gross Segment	Eliminations	Consolidated	Gross Segment	Eliminations	Consolidated
Revenues:
Consumer segment	$95,582	$(5,045)	$90,537	$94,162	$(3,625)	$90,537
Florist segment	44,719	(246)	44,473	44,669	(196)	44,473
International segment	34,650	142	34,792	34,650	142	34,792

Total	174,951	(5,149)	169,802	173,481	(3,679)	169,802

Costs of Goods Sold and Services Provided:
Consumer segment	63,899	(879)	63,020	63,216	(196)	63,020
Florist segment	14,118	(787)	13,331	13,331	—	13,331
International segment	23,231	(44)	23,187	23,231	(44)	23,187
Corporate	489	—	489	489	—	489

Total	101,737	(1,710)	100,027	100,267	(240)	100,027

Gross Margin:
Consumer segment	31,683	(4,166)	27,517	30,946	(3,429)	27,517
Florist segment	30,601	541	31,142	31,338	(196)	31,142
International segment	11,419	186	11,605	11,419	186	11,605
Corporate	(489)	—	(489)	(489)	—	(489)

Total	73,214	(3,439)	69,775	73,214	(3,439)	69,775

Advertising and Selling:
Consumer segment	11,013	—	11,013	11,013	—	11,013
Florist segment	16,282	(3,625)	12,657	16,282	(3,625)	12,657
International segment	2,172	(184)	1,988	2,172	(184)	1,988

Total	29,467	(3,809)	25,658	29,467	(3,809)	25,658

General and Administrative
Consumer segment	6,847	(895)	5,952	5,952	—	5,952
Florist segment	2,009	—	2,009	2,009	—	2,009
International segment	5,677	126	5,803	5,677	126	5,803
Corporate	6,175	895	7,070	7,070	—	7,070

Total	20,708	126	20,834	20,708	126	20,834

Operating Income (Loss) before Corporate Allocations:
Consumer segment	13,823	(3,271)	10,552	13,981	(3,429)	10,552
Florist segment	12,310	4,166	16,476	13,047	3,429	16,476
International segment	3,570	244	3,814	3,570	244	3,814
Corporate	(6,664)	(895)	(7,559)	(7,559)	—	(7,559)

Total	23,039	244	23,283	23,039	244	23,283

Corporate Allocations:
Consumer segment	1,090	—	1,090	1,090	—	1,090
Florist segment	2,753	—	2,753	2,753	—	2,753
International segment	—	—	—	—	—	—
Corporate	(3,843)	—	(3,843)	(3,843)	—	(3,843)

Total	—	—	—	—	—	—

Operating Income (Loss):
Consumer segment	12,733	(3,271)	9,462	12,891	(3,429)	9,462
Florist segment	9,557	4,166	13,723	10,294	3,429	13,723
International segment	3,570	244	3,814	3,570	244	3,814
Corporate	(2,821)	(895)	(3,716)	(3,716)	—	(3,716)

Total	$23,039	$244	$23,283	$23,039	$244	$23,283

Depreciation and Amortization:
Consumer segment	885	—	885	885	—	885
Florist segment	837	—	837	837	—	837
International segment	1,062	—	1,062	1,062	—	1,062
Corporate	661	—	661	661	—	661

Total	$3,445	$—	$3,445	$3,445	$—	$3,445

FTD GROUP, INC.
SEGMENT INFORMATION
(Unaudited)

	Year Ended June 30, 2007
	As previously reported			As revised
(in thousands)	Gross Segment	Eliminations	Consolidated	Gross Segment	Eliminations	Consolidated
Revenues:
Consumer segment	$305,033	$(17,412)	$287,621	$299,599	$(11,978)	$287,621
Florist segment	182,592	(597)	181,995	182,503	(508)	181,995
International segment	143,072	324	143,396	143,072	324	143,396

Total	630,697	(17,685)	613,012	625,174	(12,162)	613,012

Costs of Goods Sold and Services Provided:
Consumer segment	206,234	(2,747)	203,487	203,995	(508)	203,487
Florist segment	60,782	(3,284)	57,498	57,498	—	57,498
International segment	98,511	(121)	98,390	98,511	(121)	98,390
Corporate	1,996	—	1,996	1,996	—	1,996

Total	367,523	(6,152)	361,371	362,000	(629)	361,371

Gross Margin:
Consumer segment	98,799	(14,665)	84,134	95,604	(11,470)	84,134
Florist segment	121,810	2,687	124,497	125,005	(508)	124,497
International segment	44,561	445	45,006	44,561	445	45,006
Corporate	(1,996)	—	(1,996)	(1,996)	—	(1,996)

Total	263,174	(11,533)	251,641	263,174	(11,533)	251,641

Advertising and Selling:
Consumer segment	36,100	—	36,100	36,100	—	36,100
Florist segment	59,677	(11,978)	47,699	59,677	(11,978)	47,699
International segment	11,006	(380)	10,626	11,006	(380)	10,626

Total	106,783	(12,358)	94,425	106,783	(12,358)	94,425

General and Administrative
Consumer segment	25,537	(2,835)	22,702	22,702	—	22,702
Florist segment	8,357	—	8,357	8,357	—	8,357
International segment	20,908	444	21,352	20,908	444	21,352
Corporate	23,850	2,835	26,685	26,685	—	26,685

Total	78,652	444	79,096	78,652	444	79,096

Operating Income (Loss) before Corporate Allocations:
Consumer segment	37,162	(11,830)	25,332	36,802	(11,470)	25,332
Florist segment	53,776	14,665	68,441	56,971	11,470	68,441
International segment	12,647	381	13,028	12,647	381	13,028
Corporate	(25,846)	(2,835)	(28,681)	(28,681)	—	(28,681)

Total	77,739	381	78,120	77,739	381	78,120

Corporate Allocations:
Consumer segment	4,111	—	4,111	4,111	—	4,111
Florist segment	9,760	—	9,760	9,760	—	9,760
International segment	—	—	—	—	—	—
Corporate	(13,871)	—	(13,871)	(13,871)	—	(13,871)

Total	—	—	—	—	—	—

Operating Income (Loss):
Consumer segment	33,051	(11,830)	21,221	32,691	(11,470)	21,221
Florist segment	44,016	14,665	58,681	47,211	11,470	58,681
International segment	12,647	381	13,028	12,647	381	13,028
Corporate	(11,975)	(2,835)	(14,810)	(14,810)	—	(14,810)

Total	$77,739	$381	$78,120	$77,739	$381	$78,120

Depreciation and Amortization:
Consumer segment	$3,768	$—	$3,768	$3,768	$—	$3,768
Florist segment	3,267	—	3,267	3,267	—	3,267
International segment	3,845	—	3,845	3,845	—	3,845
Corporate	3,455	—	3,455	3,455	—	3,455

Total	$14,335	$—	$14,335	$14,335	$—	$14,335

FTD GROUP, INC.
SEGMENT INFORMATION
(Unaudited)

	Year Ended June 30, 2006
	As reported			As revised
(in thousands)	Gross Segment	Eliminations	Consolidated	Gross Segment	Eliminations	Consolidated
Revenues:
Consumer segment	$295,187	$(19,414)	$275,773	$289,475	$(13,702)	$275,773
Florist segment	189,674	(314)	189,360	189,830	(470)	189,360
International segment	—	—	—	—	—	—

Total	484,861	(19,728)	465,133	479,305	(14,172)	465,133

Costs of Goods Sold and Services Provided:
Consumer segment	203,235	(2,686)	200,549	201,019	(470)	200,549
Florist segment	63,329	(3,339)	59,990	59,990	—	59,990
International segment	—	—	—	—	—	—
Corporate	2,235	—	2,235	2,235	—	2,235

Total	268,799	(6,025)	262,774	263,244	(470)	262,774

Gross Margin:
Consumer segment	91,952	(16,728)	75,224	88,456	(13,232)	75,224
Florist segment	126,345	3,025	129,370	129,840	(470)	129,370
International segment	—	—	—	—	—	—
Corporate	(2,235)	—	(2,235)	(2,235)	—	(2,235)

Total	216,062	(13,703)	202,359	216,061	(13,702)	202,359

Advertising and Selling:
Consumer segment	35,921	—	35,921	35,921	—	35,921
Florist segment	66,902	(13,702)	53,200	66,902	(13,702)	53,200
International segment	—	—	—	—	—	—

Total	102,823	(13,702)	89,121	102,823	(13,702)	89,121

General and Administrative
Consumer segment	22,629	(2,712)	19,917	19,917	—	19,917
Florist segment	6,591	—	6,591	6,591	—	6,591
International segment	—	—	—	—	—	—
Corporate	22,963	2,711	25,674	25,674	—	25,674

Total	52,183	(1)	52,182	52,182	—	52,182

Operating Income (Loss) before Corporate Allocations:
Consumer segment	33,402	(14,016)	19,386	32,618	(13,232)	19,386
Florist segment	52,852	16,727	69,579	56,347	13,232	69,579
International segment	—	—	—	—	—	—
Corporate	(25,198)	(2,711)	(27,909)	(27,909)	—	(27,909)

Total	61,056	—	61,056	61,056	—	61,056

Corporate Allocations:
Consumer segment	3,272	—	3,272	3,272	—	3,272
Florist segment	11,166	—	11,166	11,166	—	11,166
International segment	—	—	—	—	—	—
Corporate	(14,438)	—	(14,438)	(14,438)	—	(14,438)

Total	—	—	—	—	—	—

Operating Income (Loss):
Consumer segment	30,130	(14,016)	16,114	29,346	(13,232)	16,114
Florist segment	41,686	16,727	58,413	45,181	13,232	58,413
International segment	—	—	—	—	—	—
Corporate	(10,760)	(2,711)	(13,471)	(13,471)	—	(13,471)

Total	$61,056	$—	$61,056	$61,056	$—	$61,056

Depreciation and Amortization:
Consumer segment	$3,201	$—	$3,201	$3,201	$—	$3,201
Florist segment	3,398	—	3,398	3,398	—	3,398
International segment	—	—	—	—	—	—
Corporate	3,862	—	3,862	3,862	—	3,862

Total	$10,461	$—	$10,461	$10,461	$—	$10,461